UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: September 25, 2010

MONTHLY OPERATING REPORT

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4b	X
Listing of aged accounts payable	MOR-4c	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Eric J. Sattler	10/22/10
Signature of Authorized Individual*	Date

Eric J. Sattler	VP of Finance, Interim CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re	The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
	Debtors	Period: September 25, 2010

MONTHLY OPERATING REPORT

Summary of Cases
	Debtor	Case Number

	The Penn Traffic Company, Debtor	09-14078 (PJW)
(1)	Sunrise Properties, Debtor	09-14079 (PJW)
(1)	Pennway Express, Inc., Debtor	09-14080 (PJW)
(1)	Penny Curtis Baking Company, Inc., Debtor	09-14082 (PJW)
(1)	Big M Supermarkets, Inc., Debtor	09-14083 (PJW)
	Commander Foods, Inc., Debtor	09-14084 (PJW)
(1)	P & C Food Markets, Inc. of Vermont, Debtor	09-14085 (PJW)
(1)	P.T. Development, LLC, Debtor	09-14086 (PJW)
(1)	P.T. Fayetteville/Utica, LLC, Debtor	09-14087 (PJW)

(1)	No financial data was maintained for these entities because such entities were not engaged in active operations during the relevant time period of this report.

MOR-1	Case No. 09-14978 (PJW)
Reporting Period: September 25, 2010

In re: The Penn Traffic Company, et al
                                          Debtors
8/29 - 9/25 Total Cash Flow
($ in thousands)					8/29 - 9/25	Cumulative
	9-4-10	9-11-10	9-18-10	9-25-10	Total	to Date

Cash Receipts:

Store Cash	$-	$-	$-	$-	$-	$351
Sales Receipts	-	-	-	-	-	94,177
A/R Vendors	391	71	114	4	581	23,281
Sale Proceeds	-	-	-	-	-	86,501
Topco Dividend	-	-	-	-	-	-
Vendor Deposits	275	-	-	-	275	(1,176)
Utility Deposits	-	-	-	-	-	(723)
Other Receivables	-	-	-	-	-	101
Miscellaneous	-	-	-	-	-	20,299
Return of GE/Kimco Escrow Funds	-	-	-	-	-	600
Disputed Amounts/Litigation	-	-	-	-	-	-
LC Collateral and Fees	-	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-	-
Other Assets	-	-	-	-	-	156
Pharmacy	11	8	5	7	30	42,049
Funds Transferred Cure Cost Escrow	-	-	-	-	-	(1,087)
Funds Transferred Closing Issues Escrow	-	-	-	-	-	(18)
Funds Transferred Prof Carve Out Escrow	-	-	-	-	-	(2,279)
Total Receipts	677	79	119	11	886	262,230

Cash Disbursements:

Employee Expenses:
Store Payroll, Taxes & Benefits	-	-	-	-	-	27,664
Corporate Payroll	11	11	37	5	64	4,422
Corporate Taxes and Benefits	5	4	26	2	38	2,243
Retention	-	-	-	-	-	-
Total Payroll, Taxes & Benefits	16	15	63	8	102	34,329

Operating Expenses:
Rent/Mortgage	-	-	-	10	10	3,482
Utilities	-	1	-	0	1	3,667
Supplies	-	-	-	-	-	267
Accounts Payable	12	40	153	40	245	97,895
401K	-	-	-	-	-	-
Insurance Premiums	-	-	-	-	-	421
Medical Tail	10	-	-	-	10	512
Workmans Comp Claims	-	-	-	-	-	2,436
Information Technology	-	-	-	-	-	-
Taxes	-	-	-	-	-	143
Sales Tax	-	-	-	-	-	2,681
Travel	-	-	-	-	-	7
Other	3	-	3	-	6	76,355
Miscellaneous	-	-	-	-	-	7,846
Contingency	-	-	-	-	-	-
Total Operating Expenses	25	40	156	50	271	195,711

Union:
Medical	-	-	-	-	-	5,449
Pension	-	-	-	-	-	1,161
Union Claims	-	-	-	-	-	48
Total Union Expenses	-	-	-	-	-	6,658

Bankruptcy Expenses:
Professional Fees	-	-	1,633	-	1,633	10,211
UST Fees	-	-	-	-	-	108
Claims Agent	-	-	25	16	41	1,419
Cure Costs	-	-	51	8	59	3,254
Administrative Claims/Other	-	-	-	-	-	-
Total Bankruptcy Expenses	-	-	1,709	24	1,733	14,992

Total Disbursements	40	56	1,928	82	2,106	251,691

Net Cash Flows	637	23	(1,809)	(70)	(1,220)	10,540

In re The Penn Traffic Company, et al		Case No. 09-14078 (PJW)
Debtor	MOR 1B	Reporting Period: September 25, 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount		Check			Amount Paid			Year-To-Date		Retainer Information
Payee	Period Covered	Approved	Payor	Number		Date	Fees	Expenses	Adjustment	Fees	Expenses	Notes

Donlin Recano		40,000.00	Penn Traffic				40,000.00			40,000.00	-	Partially Paid with Retainer
Donlin Recano	11/1/09 -11/30/09	122,573.75	Penn Traffic	28195676		1/21/2010	91,343.67	31,230.08		131,343.67	31,230.08
Donlin Recano	12/22/2009	4,500.00	Penn Traffic	28274814		12/24/09	-	4,500.00		131,343.67	35,730.08
Donlin Recano	12/1/09 -12/31/09	123,854.43	Penn Traffic	28602926		1/21/2010	105,964.83	17,889.60		237,308.50	53,619.68
Donlin Recano	1/6/10 - 1/8/2010	20,500.00	Penn Traffic	28481927		1/12/10	-	20,500.00		237,308.50	74,119.68
Donlin Recano	1/24/2010	4,150.00	Penn Traffic	0000467	A	1/25/2010	-	4,150.00		237,308.50	78,269.68
Donlin Recano	1/1/10 - 1/31/10	276,170.57	Penn Traffic	265117		2/24/2010	243,243.15	32,927.42		480,551.65	111,197.10
Donlin Recano	2/17/2010	3,900.00	Penn Traffic	28943367		1/17/2010	-	3,900.00		480,551.65	115,097.10
Donlin Recano	3/9/10 - 3/10/10	14,625.00	Penn Traffic	29190692		3/8/2010	-	14,625.00		480,551.65	129,722.10
Donlin Recano	2/1/10 - 2/28/10	97,135.82	Penn Traffic	29349310		3/19/2010	75,778.62	21,357.20		556,330.27	151,079.30
Donlin Recano	3/1/10 - 3/31/10	183,424.00	Penn Traffic	WIRE30154484		5/21/2010	169,244.03	14,179.97		725,574.30	165,259.27
Donlin Recano	4/1/10 - 4/30/10	131,894.83	Penn Traffic	WIRE30154484		5/21/2010	119,310.64	12,584.19		844,884.94	177,843.46
Donlin Recano	5/1/10 - 5/31/10	154,128.55	Penn Traffic	WIRE30459102		6/16/2010	141,705.54	12,423.01		986,590.48	190,266.47
Donlin Recano	5/27/2010	2,200.00	Penn Traffic	WIRE30476011		6/17/2010	-	2,200.00		986,590.48	192,466.47
Donlin Recano	6/14/2010	1,500.00	Penn Traffic	WIRE30476011		6/17/2010	-	1,500.00		986,590.48	193,966.47
Donlin Recano	6/16/10 - 6/28/10	14,000.00	Penn Traffic	WIRE30560637		6/23/2010	-	14,000.00		986,590.48	207,966.47
Donlin Recano	6/1/10 - 6/30/10	152,714.62	Penn Traffic	1268-008		7/15/2010	139,856.66	12,857.62		1,126,447.14	220,824.09
Donlin Recano	7/1/10 - 7/31/10	68,592.48	Penn Traffic	WIRE8		8/18/2010	63,206.21	5,386.27		1,189,653.35	226,210.36
Donlin Recano	8/1/10 - 8/31/10	25,306.91	Penn Traffic	WIRE0011		9/16/2010	23,967.89	1,339.02		1,213,621.24	227,549.38
Donlin Recano	9/21/2010	15,500.00	Penn Traffic	WIRE0017		9/22/2010	-	15,500.00		1,213,621.24	243,049.38

Conway, Del Genio, Greis	11/18/09 - 11/30/09	66,590.09	Penn Traffic				60,000.00	6,590.09		60,000.00	6,590.09	Paid with Retainer
Conway, Del Genio, Greis	12/1/09 - 12/31/09	162,686.75	Penn Traffic	28865298		2/10/2010	150,000.00	12,686.75		210,000.00	19,276.84	Partially Paid with Retainer
Conway, Del Genio, Greis	1/1/10 - 1/31/10	155,760.20	Penn Traffic	262967		1/7/2010	150,000.00	5,760.20		360,000.00	25,037.04
Conway, Del Genio, Greis	2/1/10 - 2/28/10	163,245.66	Penn Traffic	28865298		2/2/2010	150,000.00	13,245.66		510,000.00	38,282.70
Conway, Del Genio, Greis	3/1/10 - 3/31/10	164,893.51	Penn Traffic	29274664		3/8/2010	150,000.00	14,893.51		660,000.00	53,176.21
Conway, Del Genio, Greis	4/1/10 - 4/30/10	165,450.35	Penn Traffic	29709119		4/16/2010	150,000.00	15,450.35		810,000.00	68,626.56
Conway, Del Genio, Greis	5/1/10 - 5/31/10	162,556.36	Penn Traffic	30133205		5/20/2010	150,000.00	12,556.36		960,000.00	81,182.92
Conway, Del Genio, Greis	6/1/10 - 6/30/10	152,313.62	Penn Traffic	WIRE30359562		6/8/2010	140,000.00	12,313.62		1,100,000.00	93,496.54
Conway, Del Genio, Greis	Restructuring Fee	1,250,000.00	Penn Traffic	WIRE30613127		6/29/2010	1,250,000.00	-		2,350,000.00	93,496.54
Conway, Del Genio, Greis	Final Exp billing	13,860.69	Penn Traffic	2322		7/8/2010	-	13,860.69		2,350,000.00	107,357.23

Fulbright & Jaworski	11/18/09 - 11/30/09	62,378.72	Penn Traffic	27761495		11/17/2009	49,203.20	874.72		49,203.20	874.72	Partially Paid with Retainer
Fulbright & Jaworski	12/1/09 -12/31/09	97,457.23	Penn Traffic	28944754		2/17/2010	76,684.60	1,601.48		125,887.80	2,476.20
Fulbright & Jaworski	1/1/10 - 1/31/10	77,812.61	Penn Traffic	29363535		3/22/2010	59,992.20	2,822.36		185,880.00	5,298.56
Fulbright & Jaworski	2/1/10 - 2/28/10	38,335.78	Penn Traffic	29616130		4/9/2010	28,893.20	2,219.28		214,773.20	7,517.84
Fulbright & Jaworski	11/18/09 - 2/28/10	NA	Penn Traffic	30154540		5/21/2010	53,693.30	-	(3,000.00)	265,466.50	7,517.84
Fulbright & Jaworski	3/1/10 - 3/31/10	57,770.15	Penn Traffic	30015725		5/11/2010	45,734.60	601.90		311,201.10	8,119.74
Fulbright & Jaworski	4/1/10 - 4/30/10	37,489.93	Penn Traffic	WIRE30459125		6/16/2010	28,967.20	1,280.93		340,168.30	9,400.67
Fulbright & Jaworski	5/1/10 - 5/31/10	16,881.68	Penn Traffic	WIRE30723578		7/8/2010	13,323.60	227.18		353,491.90	9,627.85
Fulbright & Jaworski	6/1/10 - 6/31/10	6,527.60	Penn Traffic	213		9/16/2010	4,640.00	727.60		358,131.90	10,355.45
Fulbright & Jaworski	3/1/10 - 5/31/10	NA	Penn Traffic	WIRE0012		9/17/2010	22,006.35	-		380,138.25	10,355.45

Otterbourg, Steindler, Houston	12/2/09 - 12/31/09	348,408.72	Penn Traffic	29055915		2/25/2010	276,294.00	3,041.22		276,294.00	3,041.22
Otterbourg, Steindler, Houston	1/1/10 - 1/31/10	306,265.83	Penn Traffic	29363581		3/22/2010	237,465.60	9,433.83		513,759.60	12,475.05
Otterbourg, Steindler, Houston	2/1/10 - 2/28/10	88,178.00	Penn Traffic	29779154		4/22/2010	68,374.00	2,710.50		582,133.60	15,185.55
Otterbourg, Steindler, Houston	12/2/09 - 2/28/09	NA	Penn Traffic	30154627		5/21/2010	145,533.40	-	(5,992.00)	721,675.00	15,185.55	Fee Examiner and Unbilled
Otterbourg, Steindler, Houston	3/1/10 - 3/31/10	85,369.41	Penn Traffic	31033296		5/20/2010	67,205.60	1,362.41		788,880.60	16,547.96
Otterbourg, Steindler, Houston	4/1/10 - 4/30/10	147,248.75	Penn Traffic	WIRE30459164		6/16/2010	116,210.80	1,985.25		905,091.40	18,533.21
Otterbourg, Steindler, Houston	5/1/10 - 5/31/10	178,074.69	Penn Traffic	WIRE30913555		7/23/2010	140,554.00	2,382.19		1,045,645.40	20,915.40
Otterbourg, Steindler, Houston	3/1/10 - 5/31/10	NA	Penn Traffic	WIRE3		8/3/2010	80,992.60	-	(1,500.00)	1,125,138.00	20,915.40
Otterbourg, Steindler, Houston	6/1/10 -6/30/10	189,507.16	Penn Traffic	WIRE6		8/12/2010	150,245.60	1,700.16		1,275,383.60	22,615.56
Otterbourg, Steindler, Houston	7/1/10 - 7/31/10	122,054.44	Penn Traffic	WIRE0013		9/17/2010	96,038.40	2,006.44		1,371,422.00	24,622.00

Haynes and Boone	11/18/09 - 11/30/10	286,068.80	Penn Traffic				224,657.20	5,247.30		224,657.20	5,247.30	Paid with Retainer
Haynes and Boone	12/1/09 - 12/31/10	623,695.12	Penn Traffic	29517366		4/1/2010	492,994.40	7,452.12		717,651.60	12,699.42	Partially Paid with Retainer
Haynes and Boone	1/1/10 - 1/31/10	858,782.53	Penn Traffic	29965870		5/6/2010	677,477.60	11,935.53		1,395,129.20	24,634.95
Haynes and Boone	2/1/10 - 2/28/10	428,310.48	Penn Traffic	29982484		5/7/2010	331,599.40	13,811.23		1,726,728.60	38,446.18
Haynes and Boone	11/18/09 - 2/28/10	NA	Penn Traffic	30154572		5/21/2010	431,682.15	-	(31,691.25)	2,126,719.50	38,446.18
Haynes and Boone	3/1/10 - 3/31/10	387,058.30	Penn Traffic	WIRE30459145		6/16/2010	304,031.00	7,019.55		2,430,750.50	45,465.73
Haynes and Boone	4/1/10 - 6/30/10	1,006,353.54	Penn Traffic	WIRE0014		9/17/2010	791,319.80	17,203.79	(8,800.00)	3,213,270.30	62,669.52
Haynes and Boone	3/1/10 -5/31/10	NA	Penn Traffic	WIRE0014		9/17/2010	211,556.15	-		3,424,826.45	62,669.52

Morris, Nichols, Arsht & Tunnell	11/18/09 - 11/30/09	58,869.13	Penn Traffic				37,213.60	12,352.13		37,213.60	12,352.13	Paid with Retainer
Morris, Nichols, Arsht & Tunnell	12/1/09 - 12/31/10	119,798.11	Penn Traffic	29396065		3/24/2010	92,043.60	4,743.61		129,257.20	17,095.74	Partially Paid with Retainer
Morris, Nichols, Arsht & Tunnell	1/1/10 - 1/31/10	119,628.87	Penn Traffic	29689519		4/16/2010	89,082.40	8,275.87		218,339.60	25,371.61
Morris, Nichols, Arsht & Tunnell	2/1/10 - 2/28/10	64,693.86	Penn Traffic	29779098		4/22/2010	50,589.60	1,456.86		268,929.20	26,828.47
Morris, Nichols, Arsht & Tunnell	11/18/09 - 2/28/10	NA	Penn Traffic	30154600		5/21/2010	67,232.30	-	(2,250.00)	336,161.50	26,828.47
Morris, Nichols, Arsht & Tunnell	3/1/10 -5/31/10	146,907.63	Penn Traffic	WIRE0015		9/17/2010	113,330.80	5,244.13		449,492.30	32,072.60
Morris, Nichols, Arsht & Tunnell	3/1/10 -5/31/10	NA	Penn Traffic	WIRE0015		9/17/2010	28,332.70	-		477,825.00	32,072.60
Morris, Nichols, Arsht & Tunnell	6/1/10 - 7/31/10	105,606.83	Penn Traffic	WIRE0015		9/17/2010	80,600.80	4,855.83		558,425.80	36,928.43

Stevens & Lee	12/2/09 - 12/31/09	99,314.75	Penn Traffic	29396150		3/24/2010	78,304.40	1,434.25		78,304.40	1,434.25
Stevens & Lee	1/1/10 - 1/31/10	76,199.69	Penn Traffic	29396150		3/24/2010	59,384.00	1,969.69		137,688.40	3,403.94
Stevens & Lee	2/1/10 - 2/28/10	29,112.30	Penn Traffic	29779179		4/22/2010	22,411.20	1,098.30		160,099.60	4,502.24
Stevens & Lee	12/2/09 - 2/28/10	NA	Penn Traffic	30154653		5/21/2010	40,024.90	-	(2,500.00)	200,124.50	4,502.24
Stevens & Lee	3/1/10 - 3/31/10	18,628.45	Penn Traffic	30133608		5/20/2010	13,923.20	1,224.45		214,047.70	5,726.69
Stevens & Lee	4/1/10 - 4/30/10	13,613.65	Penn Traffic	WIRE30544194		6/22/2010	10,166.40	905.65		224,214.10	6,632.34
Stevens & Lee	3/1/10 - 5/31/10	NA	Penn Traffic	WIRE9		8/18/2010	7,466.70	-		231,680.80	6,632.34
Stevens & Lee	5/1/10 - 5/31/10	8,078.44	Penn Traffic	211		9/16/2010	5,777.20	856.94		237,458.00	7,489.28
Stevens & Lee	6/1/10 - 6/30/10	12,748.59	Penn Traffic	211		9/16/2010	8,529.60	2,086.59		245,987.60	9,575.87
Stevens & Lee	7/1/10 - 7/31/10	11,192.67	Penn Traffic	219		9/23/2010	8,180.80	966.67		254,168.40	10,542.54

FTI Consulting	12/2/09 - 12/31/09	183,921.14	Penn Traffic	29517307		4/1/2010	146,471.20	832.14		146,471.20	832.14
FTI Consulting	1/1/10 - 1/31/10	73,330.49	Penn Traffic	WIRE30544285		6/22/2010	57,936.40	909.99		204,407.60	1,742.13
FTI Consulting	2/1/10 - 2/28/10	16,014.18	Penn Traffic	WIRE30544285		6/22/2010	12,777.60	42.18		217,185.20	1,784.31
FTI Consulting	12/1/09 - 2/28/10	NA	Penn Traffic	WIRE7		8/18/2010	54,296.30	-		271,481.50	1,784.31
FTI Consulting	3/1/10 - 5/31/10	62,996.88	Penn Traffic	WIRE0016		9/17/2010	61,294.00	1,702.88

BTB Associates, LLC	1/7/10 - 3/31/10	13,584.80	Penn Traffic	266023		5/7/2010	10,844.00	29.80		10,844.00	29.80
BTB Associates, LLC	1/1/10 - 5/31/10	NA	Penn Traffic	212		9/16/2010	5,608.00			16,452.00	29.80
BTB Associates, LLC	6/1/10 - 7/31/10	6,532.98	Penn Traffic	212		9/16/2010	5,200.00	32.98		21,652.00	62.78

WDC Solutions, Ltd.	7/1/10 - 7/31/10	67,388.03	Penn Traffic	WIRE10		8/23/2010	50,000.00	17,388.03		50,000.00	17,388.03
WDC Solutions, Ltd.	8/1/10 - 8/31/10	65,232.86	Penn Traffic	199		9/16/2010	50,000.00	15,232.86		100,000.00	32,620.89

Total		10,737,451.99					10,058,012.89	531,695.41	(55,733.25)

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: September 25, 2010
MOR 2
Consolidated Statement of Operations
(In thousands)
Unaudited

	Penn	Commander	Pennway	Penny	Sunrise	Penn Traffic	Consolidated
	Traffic	Foods	Express	Curtiss	Properties	Eliminations	Penn Traffic

Revenues	$27	$-	$-		$-		$27

Cost and Operating Expenses
Cost of sales	-	-					-
Selling and administrative expenses	0	104				-	104
Asset impairment charge	-	-	-	-	-	-	-
Goodwill impairment charge	-	-	-	-	-	-	-

Operating Income	27	(104)	-	-	-	-	(77)

Interest expense	-	-	-	-	-	-	-
Reorganization expense	-	-	-	-	-	-	-

(Loss) Income from continuing operations before taxes	27	(104)	-	-	-	-	(77)
Provision for income taxes	-	-	-	-	-	-	-

(Loss) Income before loss from discontinued operations, net of tax	27	(104)	-	-	-	-	(77)

(Loss) income from discontinued operations, net of tax	-	-	-	-		-	-

(Loss) Income before extraordinary item	27	(104)	-	-	-	-	(77)

Extraordinary item	-	-	-	-	-	-	-

Net (Loss) Income	$27	$(104)	$-	$-	$-	$-	$(77)

(1)   The following legal entities: Big M Supermarkets, Inc., PT Fayetteville/Utica, LLC, P&C Food Markets, Inc of Vermont, and  PT-Development, LLC, are not reported on the above schedule due to the fact that there was no or nominal activity for the reporting period.

In re: The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: September 25, 2010
MOR 3
Consolidated Balance Sheet
As of August 28, 2010
Unaudited
(In Thousands)

	Penn	Commander		Pennway	Penny	Sunrise	Penn Traffic	Consolidated
	Traffic	Foods	Big M	Express	Curtiss	Properties	Eliminations	Penn Traffic
ASSETS

Current Assets:
Cash and short-term investments	36,542	-	-	-	-	-	-	36,542
Accounts and notes receivables	9,657	-	-	128	-	-	-	9,785
Inventories	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	318	-	-	-	-	-	-	318
Assets Held for Sale	-	-	-	-	-	-	-	-
	46,517	-	-	128	-	-	-	46,645

Noncurrent Assets:
Capital leases	-	-	-	-	-	-	-	-
Property, plant and equipment	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Intangible assets	-	-	-	-	-	-	-	-
Other assets	31,631	-	-	-	-	-	-	31,631
	78,148	-	-	128	-	-	-	78,276

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Current portion of obligations under capital leases	-	-	-	-	-	-	-	-
Current maturities under long-term debt	-	-	-	-	-	-	-	-
Trade account and drafts payables	-	-	-	-	-	-	-	-
Other current liabilities	14,289	-	-	-	-	-	-	14,289
Accrued interest expense	-	-	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-	-	-
	14,289	-	-	-	-	-	-	14,289

Intercompany payables	-	-	-	-	-	-	-	-

Noncurrent Liabilities:
Obligations under capital leases	-	-	-	-	-	-	-	-
Long-term debt	-	-	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-	-	-
Other noncurrent liabilities	-	-	-	-	-	-	-	-

Total Liabilities Subject to Compromise	77,681	-	-	-	2,609	-	-	80,290

Stockholders' Equity:
Preferred stock	(20)	-	-	-	20	-	-	-
Common Stock	36	-	20	1	30	1	-	88
Capital in excess of par	128,246	-	-	-	-	-	-	128,246
Stock warrants	-	-	-	-	-	-	-	-
Retained Earnings	(141,813)	-	(20)	127	(2,659)	(1)	-	(144,366)
Accumulated other comprehensive loss	(270)	-	-	-	-	-	-	(270)
Total Stockholders Equity	(13,821)	-	-	128	(2,609)	-	-	(16,302)

	78,149	-	-	128	-	-	-	78,277

(1) Balance does not include any contingent claims such as multi-employer pension plans that is expected to increase the liabilities above the value of any assets of the company.

In re: The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: Sept. 25, 2010

MOR 4
Status of Post Petition Taxes

	08/29/10					9/25/10
	Beginning	Amount Withheld	Amount	Date	Check No.	Ending
	Tax Liability	or Accrued	Paid	Paid	or EFT	Tax Liability

Federal
Withholding	-	(20,501)	20,501	09/15/10		-

FICA -Employee	-	(5,756)	27	09/01/10		(0.00)
			19	09/09/10
			5,700	09/15/10
			11	09/22/10

FICA -Employer	-	(5,757)	27	09/01/10		(0.00)
			19	09/09/10
			5,700	09/15/10
			11	09/22/10

Totals	-	(32,014)	32,014			(0.00)

Unemployment	-	-	-			-

Income
Other
Total Federal Taxes	-	(32,014)	32,014			(0.00)

State
Withholding- NY	-	(10,638)	4,275	09/01/10		-
			837	09/09/10
			836	09/16/10
			4,689	09/22/10

Total State Withholding	-	(10,638)	10,638			-

Local Taxes
Total Local Taxes	-	-	-			-

Sales
Total Sales Tax	-	-	-			-

Excise
Total Excise	-	-	-			-

Other
Total Other	-	-	-			-

Total Taxes	-	(42,652)	42,652			(0.00)

In re: The Penn Traffic Company et al	Case No. 09-14978 (PJW)
Debtors	Reporting Period: September 25, 2010

MOR 4b
SUMMARY OF UNPAID POSTPETITION DEBTS

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	0					0
Wages Payable	14,551					14,551
Taxes Payable	0					0
Rent/Leases-Building					66,980	66,980
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees	234,296					234,296
Amounts Due to Insiders						0
Other Accrued Liabilities	167,316					167,316
Other:_____________________						0
Total Postpetition Debts	416,163	0	0	0	66,980	483,143

In re	The Penn Traffic Company	Case N09 -14078 (PJW)
	Debtor	Reporting Per September 25, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5a

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$9,997,126
+ Amounts billed during the period (Aged)
- Amounts collected during the period (Aged)	$208,444
- Amounts collected during the period (Not Aged)	$79,279
+ Amounts billed during the period (Not Aged)
Total Accounts Receivable at the end of the reporting period	$9,709,404

Accounts Receivable Aging	Amount
0 - 30 days old	$-
31 - 90 days old	$24,654
91 - 180 days old	$933,631
181 - 365 days old	$1,760,756
365 + days old	$(199,034)
Subtotal Aged Accounts Receivable	$2,520,006
Accounts Receivable Not Aged	$12,531,202
Total Accounts Receivable	$15,051,208
-Amount considered uncollectible (Bad Debt)	$5,341,805
Accounts Receivable (Net)	$9,709,404

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business
	this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4	Are workers compensation, general liability and other necessary insurance
	coverages in effect? If no, provide an explanation below.	X
5	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened
	provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

In re	Pennway Express, Inc.	Case N09 -14080 (PJW)
	Debtor	Reporting Per September 25, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5b

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$129,289
+ Amounts billed during the period	$(1,941)
- Amounts collected during the period	$51,385
Total Accounts Receivable at the end of the reporting period	$75,963

Accounts Receivable Aging	Amount
0 - 30 days old	$-
31 - 90 days old	$-
91 - 180 days old	$-
181 - 365 days old	$41,068
365 + days old	$34,895
Subtotal Aged Accounts Receivable	$75,963
Accounts Receivable Not Aged	$-
Total Accounts Receivable	$75,963
-Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$75,963

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business
	this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession
	account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation
	below.	X
4	Are workers compensation, general liability and other necessary insurance
	coverages in effect? If no, provide an explanation below.	X
5
Has any bank account been opened during the reporting period?  If yes, provide   documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re The Penn Traffic Company et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: September 25, 2010

Status of Bank Reconciliations and Unpaid Postpetition Taxes

I, Eric J. Sattler, certify that:

I am the Vice President of Finance and Interim Chief Financial Officer of The Penn Traffic Company and Vice President of each of its affiliated Debtors.

All of the Company's bank reconciliations have been balanced for the period ending September 25, 2010.  A list of those bank accounts with period ending balances is attached.

All post-petition witholding taxes, property taxes, real estate taxes, sales and use taxes and sales taxes that are due and payable were paid. A list of those taxes paid is attached.

/s/ Eric J. Sattler	10/22/10
Eric J. Sattler	Date
VP of Finance and Interim CFO

	The Penn Traffic Company
	Bank Account Balances
			Actual
	Bank Name	A/C#	9-25-10
1	First Commonwealth Bank	4983	-	*
2	Bank of America Business Capital	2194	1,066
3	Bank of America Business Capital	3549	-	*
4	Bank of America Business Capital	2204	25,000
5	Bank of America Business Capital	5976	-
6	Banc of America Securities LLC	4712	-	*
7	Bank of America Business Capital	6956	(775)
8	HSBC Bank USA, National Association	3033	-	*
9	Bank of America Business Capital	2069	-	*
10	Bank of America Business Capital	3549	-	*
11	HSBC Bank USA, National Association	9521	4,740
12	Bank of America Business Capital	2069	-
13	HSBC Bank USA, National Association	7256	33,865
14	HSBC Bank USA, National Association	4225	-
15	HSBC Bank USA, National Association	4439	1,250
16	Bank of America Business Capital	2084	-
17	Fifth Third Bank	4602	-	*
18	Fifth Third Bank	4651	-	*
19	Lake Region Bank	5136	-	*
20	Lake Region Bank	5224	-	*
21	Lake Region Bank	5312	-	*
22	Lake Region Bank	5558	-	*
23	HSBC Bank USA, National Association	0463	(20,974)
24	HSBC Bank USA, National Association	0974	-	*
25	HSBC Bank USA, National Association	7312	-	*
26	First Citizens Bank	1002	-	*
27	NBT Bank	2424	-	*
28	Peoples State Bank	3200	-	*
29	Ameriserv Financial Bank	5230	-	*
30	RBS Citizens, National Association	5043	-	*
31	First Commonwealth Bank	2264	-	*
32	Hamlin Bank	0306	-	*
33	HSBC Bank USA, National Association	6050	-	*
34	M&T Bank	6855	-	*
35	Merchants Bank	1875	-	*
36	National City Bank/PNC Bank	8153	-	*
37	Northwest Savings Bank	3249	-	*
38	Northwest Savings Bank	3245	-	*
39	PNC Bank	8142	-	*
40	S&T Bank	6912	-	*
41	Bank of America Business Capital	8023	-	*
42	Bank of America Business Capital	2852	-	*
43	Bank of America Business Capital	2865	-	*
44	Bank of America Business Capital	2878	-	*
45	Bank of America Business Capital	7938	-	*
46	Bank of America Business Capital	1347	36,488,627
	Total		$36,532,798

* Bank Account has been closed

The Penn Traffic Co.
Taxes Paid Through 09/25/2010.

	Tax	Amount	Date
Legal Entity	Paid	Paid	Paid
Taxes Paid through November 28		1,681,547.75
Taxes Paid through December 28		3,022,437.39
Taxes Paid through January 30		5,047,570.34
Taxes Paid through February 27		3,017,188.94
Taxes Paid through March 27		1,462,243.69
Taxes Paid through May 1		1,764,707.42
Taxes Paid through May 29		484,384.27
Taxes Paid through June 26		49,764.08
Taxes Paid through July 31		81,433.65
Penn Traffic Co.	Fed-SS-MED	78.46	08/04/10

Commander Foods Inc	NY Withholding	4,275.42	09/02/10
Commander Foods Inc	NY Withholding	837.23	09/09/10
Commander Foods Inc	Fed-SS-MED	31,878.64	09/15/10
Commander Foods Inc	NY Withholding	4,689.20	09/22/10
Penn Traffic Co.	Fed-SS-MED	53.97	09/09/10
Penn Traffic Co.	Fed-SS-MED	37.19	09/09/10
Penn Traffic Co.	Fed-SS-MED	21.96	09/15/10
Penn Traffic Co.	Fed-SS-MED	21.96	09/22/10

Taxes Paid Through September 25		41,815.57

Total Taxes Paid		16,801,067.13